UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2013 (November 10, 2013)

TRANSOCEAN LTD.
(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On November 10, 2013, Transocean Ltd. (the “Company”) entered into a Nomination and Standstill Agreement (the “Agreement”) with High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Onshore LP, Icahn Offshore LP, Beckton Corp., Samuel Merksamer and Vincent Intrieri (collectively, the “Icahn Group”), pursuant to which, subject to certain conditions, the Icahn Group agreed to certain standstill and voting provisions and the Company agreed to (i) nominate Mr. Merksamer and Mr. Intrieri (and, subject to certain conditions, a third Icahn Group nominee) (the “Icahn Designees”) to the Company’s Board of Directors (the “Board”) at the Company’s 2014 annual general meeting of shareholders (the “2014 Annual Meeting”), (ii) propose a cash dividend of $3.00 per share at the 2014 Annual Meeting and (iii) propose to reduce the number of directors on its Board of Directors from fourteen (14) to eleven (11) at the 2014 Annual Meeting. The following is a summary of the terms of the Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Under the terms of the Agreement, the Icahn Group has agreed not to, among other things, solicit proxies regarding any matter to come before the 2014 Annual Meeting, including for the election of directors. In addition, among other standstill provisions, the Icahn Group has agreed that during the Covered Period the Icahn Group will not propose any tender or exchange offer (other than for all the shares of the Company) and will not propose certain extraordinary transactions without prior notice to the Company. The Icahn Group has also agreed to vote its shares in favor of certain of the Board’s proposals at the 2014 Annual Meeting, as well as in favor of the Company’s nominees for election to the Board. The Agreement defines the “Covered Period” as the period beginning on the date the Agreement was executed and ending upon the earliest to occur of: (i) the other party to the agreement materially breaching an obligation thereunder; (ii) no Icahn Designee is elected to the Board at the 2014 Annual Meeting; (iii) at any time on or after January 15, 2015, all the Icahn Designees have resigned and the Icahn Group has not designated replacements, as provided in the Agreement; (iv) ninety (90) days after the Shareholders cease to own 3% of the outstanding shares of Company stock as of the date of the Agreement; (v) the date on which (A) the Company has announced an extraordinary general meeting of the shareholders for any purpose (except as contemplated in the Agreement or if the Icahn Designees voted in favor of such extraordinary general meeting), (B) the Icahn Designees tender their resignation from the Board and (C) the Icahn Group provides written notice that it does not intend to exercise its right to designate replacement directors; or (vi) by mutual agreement of the parties. The Company has also agreed to place the Icahn Designees on certain committees of the Board and seek shareholder approval at the 2014 Annual Meeting for a $3.00 per share cash dividend.

In addition, pursuant to the terms of the Agreement, the Company will seek shareholder approval for an amendment to the Company’s articles of association to decrease the size of the Board from fourteen (14) to eleven (11) members. In addition, the Company has agreed to include the Icahn Designees in its slate of nominees for election to the Board at the 2014 Annual Meeting and use the same solicitation efforts on behalf of the Icahn Designees as it does for the rest of the Company’s slate, including recommending that the Company’s shareholders vote in favor of the Icahn Designees. The obligation to include one or both of the Icahn Designees on the Company’s slate is predicated on the Shareholders maintaining certain minimum share ownership levels in the Company. Further, if after the election of the Icahn Designees the Shareholders cease to own certain specified minimum amounts of Company stock, some or all of the Icahn Designees must resign from the Board. Prior to the 2014 Annual Meeting, Mr. Intrieri shall have the right to attend meetings of the Board as a non-voting observer, provided that the Agreement has not been terminated prior to his attendance at any such meeting.

In conjunction with the Agreement, the Company, the Icahn Group and the Icahn Designees have also entered into a Confidentiality Agreement, a copy of which is attached as an exhibit to the Agreement and is incorporated herein by reference.

The Nominees will receive the same compensation as the Company’s other non-employee directors, as described in the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 2, 2013, and Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 1, 2013.
A copy of the press release issued by the Company regarding these events and certain other matters is attached hereto as Exhibit 99.1.
Item 7.01. Regulation FD Disclosure.
As the result of an extensive evaluation, the Company has concluded that a Master Limited Partnership-type yield vehicle (“MLP”) could complement its capital structure by providing additional financial flexibility, and enhance the execution of its asset strategy. The initial public offering of an MLP is anticipated to be completed around the middle of 2014 with a minority interest sold at that stage. The anticipated offering is subject to the approval of the Company’s Board, market conditions and the effectiveness of a registration statement.
Forward-Looking Statements.
The statements described in this Current Report on Form 8-K and the press release incorporated herein by reference that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements which could be made include, but are not limited to, board recommendations, actions and dividend projections, growth and market positioning, and future company strategies and operational or financial results. Factors impacting these forward-looking statements include but are not limited to operating hazards and delays, risks associated with international operations, actions by customers and other third parties, the future prices of oil and gas and other factors, including those discussed in the company's most recent Form 10-K for the year ended December 31, 2012 and in the company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or expressed or implied by such forward-looking statements including, without limitation, that our business plans may change as circumstances warrant, we may not ultimately form the MLP or offer its common units to the public and we may not be able to complete proposed actions on any timetable indicated. No registration statement is anticipated to be filed prior to March 2014, and any such registration statement would be subject to being declared effective by the SEC. No assurance can be given as to the value of any MLP, the price at which its securities may trade or whether a liquid market for its securities will develop or be maintained. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company’s website at www.deepwater.com.
 Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

The exhibit to this report furnished pursuant to item 7.01 is as follows:

Exhibit No.	Description

10.1	Nomination and Standstill Agreement
99.1	Press Release dated November 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: November 12, 2013	By	/s/ Jill S. Greene
Jill S. Greene
Authorized Person

Index to Exhibits

Exhibit
Number	Description

10.1	Nomination and Standstill Agreement
99.1	Press Release dated November 10, 2013

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